UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021 (June 3, 2021)

Bally's Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)

(401) 475-8474

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

Bally’s Corporation (the “Company”) completed its acquisition of the Tropicana Evansville casino operations (“Tropicana Evansville”) from Caesars Entertainment, Inc. (“Caesars”) on June 3, 2021. This report includes required financial statements and pro forma financial information of Tropicana Evansville and should be read in conjunction with the Company’s June 4, 2021 Current Report on Form 8-K and the Company’s other filings with the Securities Exchange Commission. Information from (1) the unaudited condensed financial statements of Columbia Properties Tahoe, LLC d/b/a MontBleu Resort Casino and Spa, which Bally’s acquired from Caesars on April 6, 2021, and (2) the unaudited interim condensed consolidated financial statements of Gamesys Group plc (“Gamesys”), in each case as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020 were included in the pro forma financial information, and such financial statements are filed with this report as Exhibits 99.3 and 99.5, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of business acquired.

The audited financial statements of Aztar Indiana Gaming Company, LLC d/b/a Tropicana Evansville as of and for the year ended December 31, 2020 and the notes related thereto are filed as Exhibit 99.2 hereto.

The unaudited condensed financial statements of Aztar Indiana Gaming Company, LLC d/b/a Tropicana Evansville as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020 and the notes related thereto are filed as Exhibit 99.1 hereto.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2021 and the unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2020 and the three months ended March 31, 2021 and the notes related thereto are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, dated August 2, 2021

99.1	Unaudited Condensed Financial Statements of Aztar Indiana Gaming Company, LLC d/b/a Tropicana Evansville as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020 and the notes related thereto

99.2	Audited Financial Statements of Aztar Indiana Gaming Company, LLC d/b/a Tropicana Evansville as of and for the year ended December 31, 2020 and the notes related thereto

99.3	Unaudited Consolidated Condensed Financial Statements of Columbia Properties Tahoe, LLC d/b/a MontBleu Casino Resort & Spa as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020 and the notes related thereto

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet of Bally's Corporation as of March 31, 2021 and the Unaudited Pro Forma Condensed Combined Statements of Income of the Company for the year ended December 31, 2020 and the three months ended March 31, 2021 and the notes related thereto

99.5	Unaudited Interim Condensed Consolidated Financial Statements of Gamesys Group plc for the three months ended March 31, 2021 and the notes related thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: August 2, 2021